UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2019
Etsy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 15, 2019, Etsy, Inc. ("Etsy") completed its previously announced acquisition of Reverb Holdings, Inc., a Delaware corporation ("Reverb"). As contemplated by the Agreement and Plan of Merger, dated as of July 21, 2019 (the "Merger Agreement"), by and among Etsy, Polanco Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Etsy ("Merger Sub"), Reverb, and Fortis Advisors LLC, as the securityholders’ agent, Merger Sub merged with and into Reverb, with Reverb surviving the merger as a wholly owned subsidiary of Etsy (the "Merger"). The aggregate consideration paid in exchange for all of the outstanding equity interests of Reverb was $275 million in cash (the "Merger Consideration"), subject to (i) certain adjustments with respect to Reverb’s debt, cash and net working capital balances at the closing of the Merger, transaction expenses and the value of awards granted with respect to common stock of Etsy and (ii) the deduction of a portion of the Merger Consideration, which was deposited into an escrow fund as partial security for the Reverb equityholders’ indemnification obligations under the Merger Agreement.
The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.01 to Etsy’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 22, 2019, and is incorporated by reference into this Form 8-K. The Merger Agreement and the description above have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Etsy, Reverb or their respective subsidiaries, affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors or securityholders. Investors and securityholders should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Etsy, Reverb, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Accordingly, investors and securityholders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Etsy and its subsidiaries that Etsy includes in reports, statements and other filings it makes with the SEC.
Item 8.01 Other Events.
On August 15, 2019, Etsy issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical facts, including statements related to the potential benefits of the transaction and expected synergies, anticipated impact of the Etsy levers for growth on Reverb’s business and the anticipated value and potential of Reverb’s business. In some cases, forward-looking statements can be identified by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "will," or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that Etsy expects. These risks and uncertainties include execution of our business strategy and international expansion plans, the success of our investments and marketing efforts, our active and engaged community of Etsy sellers and Etsy buyers, the growth and performance of our platform, and other risks and uncertainties that are more fully described in our filings with the SEC, including in the section entitled "Risk Factors" in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 and subsequent reports that we file with the Securities and Exchange Commission. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent Etsy’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Etsy disclaims any obligation to update forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The financial statements required by Item 9.01(a) of this Current Report on Form 8-K have not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information.

The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(d) Exhibits

Exhibit No.	Description
2.01
Agreement and Plan of Merger, dated as of July 21, 2019, by and among Etsy, Inc., Polanco Acquisition Sub, Inc., Reverb Holdings, Inc. and Fortis Advisors LLC, as the securityholders’ agent (incorporated by reference to Exhibit 2.01 to Etsy’s Current Report on Form 8-K dated July 21, 2019, as filed with the SEC on July 22, 2019).

99.1	Press Release, dated as of August 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer
Date: August 15, 2019